Exhibit 10.4
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, Pennsylvania 19103
Attention: Jeremy R. Teaberry, Esq.

SEND TAX NOTICES TO:

INSTRUCTIONS TO RECORDER:
Index this document as (1) a deed of trust; (2) an assignment of leases and rents; (3) a security agreement; and (4) a fixture filing

DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING AND
ASSIGNMENT OF LEASES AND RENTS
By
KBS SOR CITY TOWER, LLC,
as Trustor
To
BEN HAYES RIGGS,
as Trustee
For the Benefit of
COMPASS BANK,
as Beneficiary
Dated: March 6, 2018

DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING AND
ASSIGNMENT OF LEASES AND RENTS

THIS DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING AND ASSIGNMENT OF LEASES AND RENTS (as it may be from time to time amended, modified, extended, substituted, and/or supplemented, the “Mortgage”) is made this 6th day of March, 2018, by KBS SOR CITY TOWER, a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, having an office at c/o KBS Capital Advisors LLC, 800 Newport Center Drive, Suite 700, Newport Beach, California 92660 (“Trustor”), to BEN HAYES RIGGS, having an address at P.O. Box 4444, Houston, Texas 77210 (“Trustee”), as Trustee, for the benefit of COMPASS BANK, an Alabama banking corporation, as Administrative Agent for the Lenders, having an office at 2020 Main Street, Suite 950, Irvine, California 92614, its successors and assigns (“Beneficiary”).
W I T N E S S E T H :
WHEREAS, Beneficiary, as Administrative Agent and a Lender and certain other Lenders have agreed to make available to Trustor a commercial mortgage loan in a maximum principal amount of One Hundred Three Million Three Hundred Fifty Thousand and No/100 Dollars ($103,350,000.00) (hereinafter, as it may be from time to time amended, modified, extended, substituted, and/or supplemented, referred to as the “Loan”); and
WHEREAS, the Loan is evidenced by that certain Loan Agreement dated the date hereof, executed by Trustor, as borrower, in favor of Beneficiary, as Administrative Agent and a Lender, and the other Lenders party thereto, in the principal amount of $103,350,000.00 (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Loan Agreement”); and
WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement; and
WHEREAS, this Mortgage is given and made by Trustor to Beneficiary, for the benefit of the Lenders, as security for (i) the repayment of the indebtedness of Trustor evidenced by the Note, (ii) the repayment of any amounts, as additional interest (“Additional Interest”), owed by Trustor under any Administrative Agent Hedging Contract, and (iii) the performance of the terms, conditions, and covenants of Trustor set forth in the Loan Agreement, this Mortgage, and all of the other Loan Documents.
NOW, THEREFORE, in order to induce the Lenders to make the Loan available to Trustor and to secure the payment of the indebtedness of Trustor owed to the Lenders, as evidenced by the Note, and to secure the performance by Trustor of all of its other obligations and covenants pursuant to the terms, conditions, and provisions of the Loan Documents and any Administrative Agent Hedging Contract, this Mortgage, and all of the other Loan Documents, and to assure the payment of all other indebtedness, monetary obligations, liabilities, and duties of any kind of Trustor, direct or indirect, absolute or contingent, joint or several, due or not due, liquidated or not liquidated, arising under the Note, this Mortgage, any Administrative Agent Hedging Contract or any of the

other Loan Documents, Trustor has hereby irrevocably mortgaged, given, granted, released, assigned, transferred, bargained, sold, conveyed and set over unto Trustee, in trust for the benefit of Beneficiary, and by these presents does hereby irrevocably mortgage, give, grant, release, assign, transfer, bargain, sell, convey and set over unto Trustee, in trust for the benefit of Beneficiary, its successors and assigns forever, WITH THE POWER OF SALE, the following described property and rights (collectively, the “Mortgaged Premises”):
ALL that certain property consisting of approximately 5.07 + acres of land together with all improvements situated thereon, including, without limitation an office complex and related parking areas consisting of a single parcel of land located at 333 City Boulevard West, City of Orange, County of Orange, State of California, as more particularly described on Schedule “A” attached hereto and made a part hereof (the “Premises”); and
TOGETHER with all and singular tenements, hereditaments, buildings, improvements, rights-of-way, privileges, liberties, air rights, easements, Trustor’s rights as declarant under any restrictive covenants, riparian rights, waters, watercourses, mineral, oil and gas rights and appurtenances thereunto belonging, or in any wise appertaining and the reversion and remainder and remainders, rents, income, issues, and profits thereof; and
TOGETHER with all rights, title, and interests of Trustor, now owned or hereafter acquired, in and to any streets, the land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, adjoining or abutting the Premises to the center line thereof, and all strips and gores within or adjoining the Premises, easements and rights-of-way, public or private, all sidewalks and alleys, now or hereafter used in connection with the Premises or abutting the Premises; and
TOGETHER with any and all agreements, now or hereafter in existence providing for or relating to the construction, alteration, maintenance, repair, operation, franchising, or management of the Premises or any part thereof, as well as the plans and specifications therefor, and all copies thereof (together with the right to amend or terminate the same or waive the provisions of the foregoing) and any amendments, renewals and replacements thereof; to the extent permitted by the relevant authorities, all licenses, permits, approvals and other entitlements for the ownership, construction, maintenance, operation, use and occupancy of the Premises or any part thereof and any amendments, renewals and replacements thereof; all of Trustor’s rights, title, and interests in and to all warranties and guaranties from contractors, subcontractors, suppliers and manufacturers to the maximum extent permissible relating to the Premises or any part thereof; all bonds and insurance policies covering or affecting the Premises or any part thereof; and
TOGETHER with any and all personal property of Trustor, including the following, all whether now owned or hereafter acquired or arising and wherever located: (i) accounts; (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts; (iv) instruments (including promissory notes); (v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory, including raw materials, work in process, or materials used or consumed in Trustor’s business, items held for sale or lease or furnished or to be furnished under contracts of service, sale or lease, goods that are returned, reclaimed or repossessed; (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, crops grown, growing, or to be grown, manufactured homes, computer programs embedded in such goods and farm products; (ix) equipment, including machinery, vehicles and furniture; (x) fixtures; (xi) agricultural liens; (xii) as-extracted collateral; (xiii) letter of credit rights; (xiv) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, all existing and future customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies; (xv) all property of Trustor now or hereafter in Beneficiary’s possession or in transit to or from, or under the custody or control of, Beneficiary, or any affiliate thereof; (xvi) all cash and cash equivalents thereof; and (xvii) all cash and noncash proceeds (including insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof; and
TOGETHER with any and all awards, damages, payments and other compensation, and any and all claims therefor and rights thereto, with respect to the Premises which result or may result from any injury to or decrease in value of the Premises, whether by virtue of the exercise of the power of eminent domain or otherwise, or any damage, injury or destruction in any manner caused to the improvements thereon, or any part thereof;
TOGETHER with all now existing or hereafter arising leases and other agreements or arrangements heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Mortgaged Premises, including any extensions, renewals, modifications or amendments thereof (collectively, the “Leases”) whether Trustor is lessor or tenant under such Leases; and all rents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a bankruptcy proceeding or in lieu of rent or rent equivalents), royalties (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, proceeds of rental and business interruption insurance, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Trustor or its agents or employees from any and all sources arising from or attributable to the Mortgaged Premises, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Mortgaged Premises, or rendering of services by Trustor or any of its agents or employees, and proceeds, if any, from business interruption or other loss of income insurance (collectively, the “Rents”), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Obligations; and all rights and claims against any tenant/lessee (“Tenant”) or landlord/lessor (“Landlord”) under such Leases; and
TOGETHER with all the estate, right, title, interest, property, possession, claim, and demand whatsoever of Trustor, as well in law as in equity, of, in and to the same and every part and parcel thereof with the appurtenances.

TO HAVE AND TO HOLD the above granted Mortgaged Premises unto Beneficiary, its successors and assigns, to its and their proper use, benefit and behalf forever.
PROVIDED THAT if Trustor shall well and truly pay, or there shall otherwise be paid to Beneficiary, the indebtedness evidenced by the Note and all other obligations payable under the other Loan Documents and all obligations payable under any Administrative Agent Hedging Contract, and Trustor shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and in all of the other Loan Documents according to the tenor and effect thereof, then these presents and the lien and interest hereby transferred and assigned shall cease, terminate and be void and Beneficiary shall release the Mortgaged Premises and renounce any other rights granted to it herein and shall execute, at the request of Trustor, a release of this Mortgage and any other instrument to that effect deemed necessary or desirable and further this Mortgage shall be cancelled and surrendered.
ARTICLE I
TRUSTOR REPRESENTS, WARRANTS, COVENANTS, AND AGREES WITH BENEFICIARY AS FOLLOWS:
1.1    Definitions. In this Mortgage, all words and terms not expressly defined herein shall have the respective meanings and be construed herein as provided for or defined in the Loan Agreement. Any reference to a provision of the Loan Agreement shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.
1.2    Interpretation and Construction. All words, terms and provisions of the Loan Agreement shall be applied to this Mortgage in the same manner as applied therein to the Loan Agreement.
1.3    Beneficiaries. Nothing herein expressed or implied is intended or shall be construed to confer upon, or to give to, any person other than Trustor, Beneficiary and the Lenders any right, remedy or claim under or by reason hereof. All covenants, stipulations and agreements herein contained by and on behalf of Trustor shall be for the sole and exclusive benefit of Beneficiary and the Lenders, their successors and/or assigns.
1.4    Indebtedness. Trustor shall pay the indebtedness evidenced by the Note and secured by this Mortgage and the other Loan Documents at the time and in the manner provided for the payment of the same in the Loan Agreement.
1.5    No Credit for Taxes Paid. Trustor shall not be entitled to any credit against payments due hereunder by reason of the payment of any taxes, assessments, water or sewer rent, or other governmental charges levied against the Mortgaged Premises.
1.6    General Representations and Warranties. Trustor is seized of and holds an indefeasible estate in fee simple in and to the Mortgaged Premises and hereby warrants to Beneficiary the title to the Mortgaged Premises free and clear of all liens, claims and interests. Trustor hereby covenants that Trustor (i) shall preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Beneficiary against all lawful claims whatsoever and the claims of all Persons whomsoever claiming or threatening to claim the same or any part thereof and (ii) shall make, execute, acknowledge and deliver all such further or other deeds, documents, instruments, or assurances, and cause to be done all such further acts as may at any time hereafter be reasonably required by Beneficiary to protect fully the lien of this Mortgage.
1.7    Insurance. Trustor shall obtain, or cause to be obtained, and shall maintain or cause to be maintained, at all times throughout the term of this Mortgage, insurance on the Mortgaged Premises in such amounts and in such manner and against such loss, damage and liability, including liability to third parties, as is required pursuant to Section 6.6 of the Loan Agreement. Beneficiary shall have the absolute right to force place any or all of such insurance. The cost of such force placed insurance shall be paid immediately by Trustor, shall be secured by this Mortgage and the other Loan Documents, and, if not paid immediately by Trustor, shall bear interest at the Default Rate.
1.8    Declaration of No Offset. Trustor hereby represents to Beneficiary that Trustor has no knowledge of any offsets, counterclaims, or defenses to the principal indebtedness secured hereby, or to any part thereof, or the interest thereon, either at law or in equity. Trustor shall, upon request, furnish a duly acknowledged written statement in form satisfactory to Beneficiary stating either that Trustor knows of no such offsets or defenses or if such offsets or defenses are alleged to exist, the nature and extent thereof and, in either case, such statements shall set forth the amount due hereunder.
1.9    No Additional Liens on Fixtures. Except as expressly permitted by Section 6.18 of the Loan Agreement, Trustor shall not (i) remove or suffer to be removed from the Mortgaged Premises any fixtures owned by Trustor (as the term “fixtures” is defined by the Uniform Commercial Code in the State of California, as amended and/or modified from time to time) presently or in the future to be incorporated into, installed in, annexed, or affixed to the Mortgaged Premises (unless such fixtures have been replaced with similar fixtures of equal or greater utility or value); or (ii) execute or cause to be executed any security interest upon any such fixtures, additions to, substitutions, or replacements thereof, or upon any fixtures in the future to be installed in, annexed or affixed to the Mortgaged Premises, without the prior express written consent of Beneficiary.
1.10    Performances. Trustor shall perform and abide by the terms and covenants contained herein and the terms and covenants contained in the Loan Agreement and the other Loan Documents, all of which are made a part hereof as though set forth herein at length.
1.11    Waiver. The acceptance by Beneficiary of any payments hereunder, upon the occurrence of an “Event of Default” (as such term is defined in Article II of this Mortgage), and so long as said Event of Default has not been waived by Beneficiary, or the failure of Beneficiary in any one or more instances to insist upon strict performance by Trustor of any terms and covenants of this Mortgage or to exercise any option or election herein conferred, shall not be deemed to be a waiver or relinquishment for the future of any such terms, covenants, elections, or options.

1.12    Law Governing; Consent to Jurisdiction. WITH RESPECT TO MATTERS RELATING TO THE CREATION, PERFECTION AND PROCEDURES RELATING TO THE ENFORCEMENT OF THIS MORTGAGE, THIS MORTGAGE SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED (WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION), IT BEING UNDERSTOOD THAT, EXCEPT AS EXPRESSLY SET FORTH ABOVE IN THIS PARAGRAPH AND TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION) SHALL GOVERN ALL MATTERS RELATING TO THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. ALL PROVISIONS OF THE LOAN AGREEMENT INCORPORATED HEREIN BY REFERENCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, AS SET FORTH IN THE GOVERNING LAW PROVISION OF THE LOAN AGREEMENT.
1.13    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST TRUSTOR OR BENEFICIARY ARISING OUT OF OR RELATING TO THIS MORTGAGE MAY, AT BENEFICIARY’S OPTION, BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE STATE OF CALIFORNIA, AND TRUSTOR HEREBY WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND TRUSTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.
1.14    Modifications in Writing. The terms of this Mortgage may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
1.15    Uniform Commercial Code Security Agreement.
(a)    Personal Property Security Agreement. This Mortgage constitutes a security agreement under the California Uniform Commercial Code, as amended and/or modified from time to time (hereafter the “Code”), and Trustor hereby grants to Beneficiary a security interest in all now existing or hereafter acquired (i) furniture, fixtures, and equipment and all other machinery, appliances, furnishings, tools and building materials of Trustor now owned or hereafter acquired by Trustor, located on or to be located on, installed or to be installed in or on the Premises and used or to be used in the management or operation of the Premises including, without limitation, any and all substitutions, replacements, additions, and accessions thereto; (ii) deposits, advance payments, security deposits, in connection with the Premises; (iii) reports, appraisals, drawings, plans, blueprints, studies, certificates of occupancy, building permits, grading permits, surveys and specifications relating to all or part of the Premises; (iv) condemnation claims, condemnation proceeds, property claims, insurance policies, insurance claims, insurance proceeds, real property tax refund claims; (v) general intangibles, payment intangibles, accounts, deposit accounts, documents, instruments, chattel paper together with any and all cash and non-cash proceeds thereof.

(b)    Filing. Trustor hereby authorizes Beneficiary to file and refile any financing statements, continuation statements, or other security agreements that Beneficiary may require from time to time to confirm the lien of this Mortgage with respect to such property. Trustor agrees that Beneficiary (i) may file this Mortgage, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items of Collateral specified in Section 1.15(a) above which is or may be part of the Premises; and (ii) may file a Financing Statement for any item of Collateral specified in Section 1.15(a) above which is not part of the Premises. Any reproduction of this Mortgage or of any other security agreement or financing statement shall be sufficient as a financing statement. Trustor agrees to execute and deliver to Beneficiary, upon Beneficiary’s request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions to this Mortgage in such form as Beneficiary may require to perfect a security interest with respect to all or part of the Collateral. Trustor shall pay all costs of filing of such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all costs and expenses of any record searches for financing statements Beneficiary may reasonably require.
(c)    Power of Attorney. Without limiting the foregoing, Trustor hereby irrevocably constitutes and appoints Beneficiary with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority (coupled with interest) in the place and stead of Trustor and in the name of Trustor or in Beneficiary’s own name, for Beneficiary to execute, deliver, and file such instruments for and on behalf of Trustor, to the extent Trustor’s authorization above is not sufficient and Trustor fails or refuses promptly to execute such documents.
(d)    Survival of Provisions. Notwithstanding any release of any or all of that property included in the Mortgaged Premises which is deemed to be “real property”, and proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of Trustor as are now or hereafter secured hereby.
(e)    Rights and Additional Remedies of Beneficiary under Uniform Commercial Code. Without limiting any of the foregoing provisions, during the continuance of an Event of Default, Beneficiary shall have the following additional rights and remedies with respect to the Collateral. Beneficiary shall have all the rights and remedies of a secured party under the Code and under any other applicable law, and, at Beneficiary’s option, shall also have the right to invoke any or all of the remedies provided in this Mortgage with respect to the Collateral, and in exercising any of such remedies, Beneficiary may proceed against the items of real property and any items of Collateral separately or together and in any order whatsoever, without in any way affecting the availability of Beneficiary’s remedies under the Code or of the remedies provided in this Mortgage.

1.16    No Assignment. Except as permitted by the express terms of the Loan Agreement, this Mortgage shall not be assigned by Trustor without the prior express written consent of Beneficiary.
1.17    Date of Mortgage. The date of this Mortgage shall be for identification purposes only and shall not be construed to imply that this Mortgage was executed on any date other than the date of the acknowledgments of the parties hereto. This Mortgage shall become effective upon its delivery.
1.18    Taxes. Trustor shall prepare and timely file all Federal, state and local tax returns required to be filed by Trustor and promptly pay and discharge, or cause to be paid and discharged, all taxes, assessments, municipal or governmental rates, charges, impositions, liens and water and sewer rents or any part thereof, heretofore or hereafter imposed upon Trustor or in respect of the Mortgaged Premises before the same shall become in default, as well as all lawful claims which if unpaid might become a lien or charge upon Trustor, the Mortgaged Premises, or any part thereof and any and all insurance premiums, costs, and other expenses with respect to the types and amounts of insurance required to be maintained by Trustor pursuant to the Loan Agreement (“Property Taxes and Charges”), except for those Property Taxes and Charges then being diligently contested in good faith by Trustor in accordance with the terms of the Loan Agreement.
1.19    Compliance with Laws. Trustor hereby agrees to comply with all Laws which are now or may hereafter be applicable to the Mortgaged Premises within such time as may be required by law. As of the date hereof, Trustor has not received any notice from any Governmental Authority that the Mortgaged Premises is in violation of any such law, rule, regulation, or ordinance. Trustor hereby covenants and agrees that, if such a notice is received by Trustor, whether directly or from any tenant in the Mortgaged Premises, at any time during the existence of this Mortgage, Trustor shall promptly notify Beneficiary in writing as to the nature and the extent of such claimed violation and shall further provide Beneficiary a copy of such notice.
1.20    Indemnification. Trustor hereby agrees to and does hereby indemnify, protect, defend and save harmless Beneficiary and the Lenders, and their directors, officers, employees, agents, attorneys, and shareholders (collectively, the “Indemnified Parties” and individually, an “Indemnified Party”) from and against any and all losses, liabilities, damages, liens, expenses, charges, costs, penalties, fines, injunctions, suits, claims, judgments or demands, of any kind or nature (including, without limitation, legal counsel fees incurred in investigating or defending such claim) (collectively, “Losses”, and individually a “Loss”), suffered by any Indemnified Party and caused by, relating to, arising out of, resulting from, or in any way connected with this Mortgage and the transactions contemplated herein, including, without limitation, disputes between any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission to act by Beneficiary or any Lender in connection with this Mortgage, except to the extent any such Losses are the result of such Indemnified Party’s fraud, gross negligence or willful misconduct. In case any action shall be brought against the Indemnified Parties, Trustor shall (upon being notified by Beneficiary in writing) assume the defense thereof including, without limitation, (1) the employment of counsel selected by Trustor and reasonably satisfactory to Beneficiary, (2) the payment of all costs and expenses related thereto, and (3) the right to negotiate and consent to settlement. The Indemnified Parties shall have the right to employ separate counsel in any such action and to participate in the defense thereof. Trustor shall not settle any such action without Beneficiary’s consent (not to be unreasonably withheld, conditioned or delayed) and Beneficiary shall not be liable for any settlement of any such action effected without Trustor’s consent, but if settled with Trustor’s consent, or if there be a final judgment rendered for the claimant in any such action, Trustor hereby agrees to indemnify and save harmless the applicable Indemnified Party from and against any loss or liability by reason of such settlement or judgment, except to the extent such loss is the result of such Indemnified Party’s fraud, gross negligence or willful misconduct. The provisions of this Section 1.20 shall survive the repayment of the Loan and the termination of the Loan Documents including, without limitation, the termination or release of this Mortgage. Notwithstanding the foregoing, Trustor shall be released from its indemnification obligations hereunder upon the earlier of (i) the date on which Administrative Agent or a Lender (or the transferee of Administrative Agent or a Lender) acquires title or control of the Mortgaged Premises (whether at foreclosure, sale, conveyance in lieu of foreclosure or similar transfer), and (ii) the second (2nd) anniversary of Trustor’s repayment in full of the Loan and the termination of the Loan Documents including, without limitation, the termination or release of this Mortgage.
1.21    Absolute Assignment of Rents and Leases.
(a)    Absolute Assignment. Trustor hereby absolutely assigns and sets over to Beneficiary all of the Leases and Rents. Any such assignment of Rents shall be for the purpose of making the payment of the indebtedness secured by this Mortgage and, so long as there shall exist no Event of Default, there is reserved to Trustor a license to collect as they become due, but not prior to accrual, all Rents and to retain, use and enjoy the same and to apply Rents, all as more specifically provided for and required under the Loan Agreement and/or this Mortgage. During the continuance of an Event of Default, such license granted to Trustor shall be immediately revoked without further demand or notice from Beneficiary, and Beneficiary is hereby empowered to enter upon and take possession of the Mortgaged Premises for the purpose of collecting the Rents and to let the Mortgaged Premises or any part thereof, and to apply the same as provided in the Loan Agreement. This assignment and grant shall continue in effect until this Mortgage is paid in full and discharged of record. Trustor shall comply with the terms of the Loan Agreement regarding the handling of Rents and, upon a breach of any such terms, Trustor shall vacate and surrender the possession of the Mortgaged Premises to Beneficiary or to a duly appointed receiver. If Trustor does not so vacate and surrender the Mortgaged Premises, then Trustor may be evicted by summary proceedings.

(b)    No Mortgagee in Possession. Neither the assignment of Leases and Rents contained in this Section nor any action taken by Beneficiary to collect the Rents shall be deemed to make Beneficiary a mortgagee-in-possession of the Premises or shall be deemed to render Beneficiary directly or indirectly liable or responsible for (i) the use, control, condition, care, operation, occupancy, management, repair, or leasing of the Premises; (ii) the production of Rents from the Premises; or (iii) the performance or observance of any or all of Trustor’s duties, obligations, representations, or warranties under any Leases or other agreements relating to the Rents. Beneficiary shall have no responsibility or liability of any kind for any failure or delay by Beneficiary in enforcing any of the terms or conditions of this Section 1.21.

(c)    Applications of Rents Prior to Revocation of License. Trustor shall apply the Rents to the payment of all reasonable and necessary operating costs and expenses of the Premises, installment payments due in connection with the Loan and any future advances, payment of impositions, and a reasonable reserve for future reasonable and necessary expenses, repairs and replacements relating to the Premises before using the Rents for any other purpose which does not directly benefit the Premises.
(d)    Notices to Tenants. Upon revocation of the license described in Section 1.21(a) above, Trustor irrevocably authorizes and directs all Tenants under the Leases to comply with any notice or demand by Beneficiary for payment to Beneficiary of any Rents or for the performance of any of the Tenant’s other respective obligations under the Leases, regardless of any conflicting demand by Trustor or notice by Trustor to any Tenant that Beneficiary’s demand is invalid or wrongful. No Tenant shall have any duty to inquire as to whether any default by Trustor has occurred under the Loan Documents in connection with any notice or demand by Beneficiary under this Section.
1.22    Advances. During the continuance of an Event of Default, and so long as said Event of Default has not been waived by Beneficiary, Beneficiary may, at its sole option, remedy such Event of Default, and all payments made by Beneficiary to remedy any such Event of Default by Trustor (including, without limitation, reasonable attorneys’ fees) and the total of any payment or payments due from Trustor to the Lenders which are in default, together with interest thereon at the Default Rate (such interest to be calculated from the date of such advance to the date of payment thereof by Trustor), shall be added to the indebtedness secured by this Mortgage until paid, and Trustor hereby covenants to repay the same to Beneficiary on the next interest payment date under the Note. Any such sums and the interest thereon shall be a lien on the Mortgaged Premises prior to any other Lien attaching to or accruing subsequent to the lien of this Mortgage.
1.23    Permitted Encumbrances. At no time throughout the term of this Mortgage shall Trustor create, incur, assume, or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, encumbrance, attachment, levy, distraint, or other judicial process and burdens of any kind or nature on or with respect to any of the Mortgaged Premises without the prior express written consent of Beneficiary, except for Permitted Encumbrances.
1.24    Utilities. To Trustor’s knowledge, Trustor hereby represents and warrants that (i) the Mortgaged Premises is served by all required public and/or private utilities, including, without limitation, gas, electric, water, sewer, and telephone or (ii) all required utilities, including, without limitation, gas, electric, water, sewer, and telephone, are available to the Mortgaged Premises.
1.25    Security and Priority of Advances. This Mortgage secures future advances. Beneficiary and/or the Lenders may make additional advances from time to time hereafter and each such advance shall be secured hereby as if made on the date hereof. Trustor and Beneficiary hereby acknowledge, agree and intend that all advances under the Note and Loan Agreement, including, without limitation future advances whenever hereafter made, shall be a lien from and of identical priority as the time this Mortgage is recorded. This Mortgage also secures, and the Note and Loan Agreement evidence, the obligation of Trustor to repay, (i) all advances made after the date hereof with respect to the Mortgaged Premises for the payment of real estate taxes, water and sewer rents, assessments, maintenance charges, insurance premiums or costs incurred for the protection of the Mortgaged Premises and the lien of this Mortgage, (ii) all costs and expenses incurred by Beneficiary and/or the Lenders by reason of an Event of Default hereunder, (iii) all advances made by Beneficiary and/or the Lenders to enable completion of construction of improvements to the Mortgaged Premises, (iv) all advances made to pay mechanics lien claimants and stop notice claimants whether or not any related construction is completed, and (v) Additional Interest. This Mortgage shall constitute a lien on the Mortgaged Premises from the time this Mortgage is recorded of record for, among other things, all such advances and expenses, plus interest thereon, regardless of the time when such advances are made or such expenses are incurred.
ARTICLE II
EVENTS OF DEFAULT.
2.1    Defaults. For purposes of this Mortgage, “Event of Default” shall mean (i) any default, breach of any covenant, term or condition hereunder, that continues beyond any applicable notice and cure period, and/or, (ii) the occurrence of any Event of Default under any other Loan Document.
ARTICLE III
IF ANY EVENT OF DEFAULT SHALL HAVE OCCURRED AND IS CONTINUING ON THE PART OF TRUSTOR, BENEFICIARY MAY TAKE ANY OR ALL OF THE FOLLOWING ACTIONS, AT THE SAME OR AT DIFFERENT TIMES:
3.1    Acceleration. Beneficiary may declare the entire amount of the principal, together with accrued and unpaid interest and other moneys due under this Mortgage and/or the Note, immediately due and payable, and accordingly accelerate payment thereof notwithstanding contrary terms of payment stated therein, without presentment, demand or notice of any kind, all of which are expressly waived, notwithstanding anything to the contrary contained in this Mortgage and/or the Note.
3.2    Possession. Beneficiary may (i) enter upon and take possession of the Mortgaged Premises (subject to the rights of tenants under leases), (ii) lease and let the Mortgaged Premises, (iii) receive all the rents, income, issues and profits thereof which are overdue, due or to become due, and apply the same, after payment of all necessary charges and expenses, on account of the indebtedness secured by this Mortgage. Beneficiary is given and granted full power and authority to do any act or thing which Trustor or successors or assigns of Trustor who may then own the Mortgaged Premises might or could do in connection with the management and operation of the Mortgaged Premises. This covenant becomes effective either with or without any action brought to foreclose this Mortgage and without applying for the appointment of a receiver of such rents, if any. Should said rents or any part thereof be assigned without the consent of the holder of this Mortgage, then this Mortgage shall at the option of the holder hereof become due and payable immediately, anything herein contained to the contrary notwithstanding.

3.3    Judicial Foreclosure.
(a)    Beneficiary may institute an action of foreclosure, or take other action as the law may allow, at law or in equity, for the enforcement of this Mortgage and proceed thereon to final judgment and execution of the entire unpaid principal balance of the Loan including costs of suit, interest and reasonable attorney’s fees. In case of any sale of the Premises by judicial proceedings, the Premises may be sold in one parcel or in such parcels, manner or order as Beneficiary in its sole and absolute discretion may elect. Beneficiary shall not be required to marshall any portion of the Premises. The failure to make any tenants parties defendant to a foreclosure proceeding shall not be asserted by Trustor as a defense in any proceeding instituted by Beneficiary to collect the obligations secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Premises.
(b)    Trustor acknowledges that the power of sale granted in this Mortgage may be exercised or directed by Beneficiary without prior judicial hearing and hereby appoints Beneficiary as Trustor’s agent and attorney-in-fact to exercise such power of sale in the name and on behalf of Trustor. In the event Beneficiary invokes the power of sale:
(i)    Trustor hereby authorizes and empowers Beneficiary to take possession of the Premises (subject to the rights of tenants under leases), or any part thereof, and hereby grants to Beneficiary a power of sale and authorizes and empowers Beneficiary to sell (or, in the case of the default of any purchaser, to resell) the Premises or any part thereof, in compliance with applicable law, including compliance with any and all notice and timing requirements for such sale;
(ii)    Beneficiary may sell and dispose of the Premises at public auction, at the usual place for conducting sales at the courthouse in the county where all or any part of the Premises is located, to the highest bidder for cash, first advertising the time, terms and place of such sale by publishing a notice of sale and by sending written notice to Trustor prior to the date of the proposed foreclosure sale to the extent required under applicable California law, all other notice being waived by Trustor; and Beneficiary may thereupon execute and deliver to the purchaser a sufficient instrument of conveyance of the Premises, which may contain recitals as to the happening of the Event of Default upon which the execution of the power of sale granted by this Section 3.3 depends. The recitals in the instrument of conveyance shall be presumptive evidence that Beneficiary duly complied with all preliminary acts prerequisite to the sale and instrument of conveyance. Trustor constitutes and appoints Beneficiary as Trustor’s agent and attorney-in-fact to make such recitals, sale and conveyance;
(iii)    the power and agency granted in this Section 3.3 are coupled with an interest, are irrevocable by death or otherwise, and are in addition to the remedies for collection of the Indebtedness as provided by law. Trustor ratifies all of Beneficiary’s acts, as such attorney-in-fact, and Trustor agrees that such recitals shall be binding and conclusive upon Trustor and that the conveyance to be made by Beneficiary (and in the event of a deed in lieu of foreclosure, then as to such conveyance) shall be effectual to bar all right, title and interest, equity of redemption, including all statutory redemption, homestead, dower, curtsey, and all other exemptions of Trustor, or its successors in interest, in and to the Premises; and

(iv)    the Premises may be sold in one (1) parcel and as an entirety, or in such parcels, manner or order as Beneficiary, in its discretion, may elect, and one (1) or more exercises of the powers granted in this Section 3.3 shall not extinguish or exhaust the power unless the entire Premises is sold or the Indebtedness is paid in full, and Beneficiary shall collect the proceeds of such sale, applying such proceeds as provided in this Section 3.3. In the event of a deficiency, Trustor shall immediately on demand from Beneficiary pay such deficiency to Beneficiary, subject to the provisions of the Note limiting Trustor’s personal liability for payment of the Indebtedness. Trustor waives all rights, claims, and defenses with respect to Beneficiary’s ability to obtain a deficiency judgment. Trustor acknowledges that Beneficiary may bid for and purchase the Premises at any foreclosure sale and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price.
(c)    If the Premises is sold pursuant to this Section 3.3, Trustor, or any person holding possession of the Premises through Trustor, shall surrender possession of the Premises to the purchaser at such sale on demand. If possession is not surrendered on demand, Trustor or such person shall be a tenant holding over and may be dispossessed in accordance with California law.
(d)    To the fullest extent permitted by law, Trustor agrees that Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any present or future law providing for any appraisement, valuation, stay, extension or redemption, homestead, moratorium, reinstatement, marshaling or forbearance, and Trustor, for Trustor, Trustor’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Premises, to the fullest extent permitted by law, waives and releases all rights of redemption, valuation, appraisement, stay of execution, reinstatement (including all rights under California law), notice of intention to mature or declare due the whole of the Indebtedness, and all rights to a marshaling of assets of Trustor, including the Premises.
(e)    This Mortgage secures future advances.
(f)    Beneficiary’s acceptance, if any, of an assumption of the obligations of this Mortgage and the Note, and the release of Trustor pursuant to the Loan Agreement, shall not constitute a novation and shall not affect the priority of the lien created by this Mortgage.
(g)    Trustor expressly (a) acknowledges the right to accelerate the indebtedness evidenced by the Note and the power of attorney given herein to grantee to sell the Premises by nonjudicial foreclosure upon and during the continuance of an Event of Default by Trustor without any judicial hearing and without any notice and (b) waives any and all rights which Trustor may have under the Constitution of the United States (including the Fifth and Fourteenth amendments thereof), the various provisions of the constitutions for the several states, or by reason of any other applicable law, to notice and to judicial hearing prior to the exercise by Beneficiary of any right or remedy herein provided to Beneficiary, provided that nothing contained herein shall be deemed to diminish or impair any rights of the Trustor to receive notices (including notices of Events of Default) to the extent that such notices are required by the Loan Documents or under applicable laws.

(h)    The interest of Beneficiary under this Mortgage and the liability and obligation of Trustor for the Indebtedness arise from a commercial transaction, not from a consumer transaction. Accordingly, Trustor waives any and all rights which Trustor may have to notice (other than as may be expressly provided for herein) prior to seizure by Beneficiary of any interest in personal property of Trustor which constitutes part of the Premises, whether such seizure is by writ of possession or otherwise.
(i)    In all events where Trustor may be obligated to pay all reasonable costs, expenses and attorneys’ fees incurred by Beneficiary in connection with this Mortgage and the Loan Documents, “all reasonable costs, expenses and attorneys’ fees” or words of similar import shall in all events mean reasonable attorneys’ fees, actually incurred. Upon request by Trustor, Beneficiary shall provide evidence of such costs and expenses.
3.4    Foreclosure By Power of Sale.
(a)Declaration and Notice of Default. Beneficiary shall have the right (i) to cause the Mortgaged Premises to be sold under the power of sale contained in this Mortgage in any manner permitted by applicable law; and (ii) to deliver to Trustee a written declaration of default and demand for sale and a written notice of default and election to cause the Mortgaged Premises to be sold, which notice the Trustee or Beneficiary shall cause to be recorded as required by law. Upon the expiration of such period of time after the recordation of such notice of default and election to sell and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Trustor, Trustee, at the time and place specified in the notice of sale, shall sell the Mortgaged Premises at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale.

(b)    Postponements; Multiple Parcels. To the extent permitted by law, Trustee may, and upon request of Beneficiary shall, from time to time, postpone any sale hereunder by public announcement at the time and place noticed for such sale or may, in its discretion, give a new notice of sale. If the Mortgaged Premises consists of several lots, parcels or items of property, Beneficiary shall have the exclusive right (i) to designate the order in which such lots, parcels or items shall be offered for sale or sold; and (ii) to elect to sell such lots, parcels or items through a single sale, through two or more successive sales, or in any other manner Beneficiary determines to be in its best interest. Any Person, including Trustor, Trustee and Beneficiary, may purchase at any sale under this Mortgage, and Beneficiary shall have the right to purchase at any such sale by crediting upon the bid price the amount of all or any part of the Obligations. If Beneficiary determines to sell the Mortgaged Premises in more than one sale, Beneficiary may, at its option, cause such sales of the Mortgaged Premises to be conducted simultaneously or successively, on the same day or on such different days or times and in such order as Beneficiary may determine, and no such sale shall terminate or otherwise affect the lien of this Mortgage on any part of the Mortgaged Premises that has not been sold until all Obligations have been paid in full.

(c)    Costs of Sale; Deed to Purchaser. Trustor shall pay all costs, fees, and expenses of all sales of the Mortgaged Premises under this Mortgage, including the costs, fees, and expenses (including attorneys’ fees) of Trustee and Beneficiary, together with interest thereon at the interest rate applicable to principal under the Note or, with respect to Trustee, the maximum rate permitted by law to be charged by Trustee. Upon any sale under the power of sale contained in this Mortgage, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied. The recitals in any such deed or deeds of any matter or facts, including the existence of any default by Trustor, the giving of notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or sales, shall be conclusive proof of the truth of such facts and matters, and any such deed or deeds shall be conclusive against all Persons as to such facts and matters recited therein. A sale of less than all of the Mortgaged Premises or any defective or irregular sale under this Mortgage shall not exhaust, impair or otherwise affect the power of sale contained in this Mortgage, and subsequent sales of the Mortgaged Premises may be made under this Mortgage until all Obligations have been satisfied or until the entire Mortgaged Premises has been sold without defect or irregularity. If Beneficiary elects to cause the Mortgaged Premises to be sold under the power of sale contained in this Mortgage, Beneficiary shall deposit with the Trustee this Mortgage, the Note, and such receipts and evidence of such other Obligations as Trustee may reasonably require.

3.5    Application of Sale Proceeds. Trustee shall apply the proceeds of the sale or sales conducted by Trustee in the following order of priority: (a) first, to payment of all expenses of such sale or sales and all costs, expenses, fees, and liabilities of Trustee and this trust, including attorneys’ fees, costs of a trustee’s sale guaranty, costs of other evidence of title, and Trustee’s fees in connection with such sale or sales; (b) second, to all amounts advanced by Trustee or Beneficiary under any of the terms of this Mortgage which have not then been repaid, together with interest thereon at the rate applicable to principal under the Note or, with respect to Trustee, the maximum rate permitted by law to be charged by Trustee; (c) third, to the payment of all other Obligations in such order and amounts as Beneficiary determines; and (d) the remainder, if any, to the Person or Persons legally entitled thereto
3.6    Appointment of Receiver. Beneficiary may have a receiver of the rents, income, issues and profits of the Mortgaged Premises appointed without the necessity of proving either the depreciation or the inadequacy of the value of the security or the insolvency of Trustor or any Person who may be legally or equitably liable to pay moneys secured hereby, and Trustor and each such Person waive such proof and consent to the appointment of a receiver.
3.7    Fair Rental Payments. If Trustor or any subsequent owner is occupying the Mortgaged Premises or any part thereof, it is hereby agreed that said occupants shall pay such reasonable rental monthly in advance as Beneficiary shall demand for the Mortgaged Premises or the part so occupied, and for the use of personal property covered by this Mortgage or any chattel mortgage.
3.8    Excess Monies. Beneficiary may apply on account of the unpaid indebtedness evidenced by the Note (including any unpaid accrued interest) owed to Beneficiary and/or the Lenders after a foreclosure sale of the Mortgaged Premises, whether or not a deficiency action shall have been instituted, any unexpended monies still retained by Beneficiary that were paid by Trustor to Beneficiary (i) for the payment of, or as security for the payment of taxes, assessments, municipal or governmental rates, charges, impositions, liens, water or sewer rents, or insurance premiums, if any, or (ii) in order to secure the performance of some act by Trustor.
3.9    Remedies at Law or Equity. Beneficiary may take any of the remedies otherwise available to it as a matter of law or equity.
ARTICLE IV
MISCELLANEOUS:
4.1    Cumulative Rights. The rights and remedies herein expressed to be vested in or conferred upon Beneficiary shall be cumulative and shall be in addition to, and not in substitution for or derogation of the rights and remedies conferred by any applicable law. The failure, at any one or more times, of Beneficiary to assert the right to declare the principal indebtedness due or the granting of any extension or extensions of time of payment of the Loan either to the maker or to any other Person, the taking of other or additional security for the payment thereof, or releasing of any security, or changing any of the terms of this Mortgage, the Note, or any other obligation secured by or arising under this Mortgage, or the waiver of or failure to exercise any right under any covenant or stipulation herein contained shall not in any way affect this Mortgage nor the rights of Beneficiary hereunder nor operate as a release from any personal liability upon the Note or other obligation secured by or arising under this Mortgage, nor under any covenant or stipulation therein contained, nor under any agreement assuming the payment of said Note or obligations.
4.2    Application of Proceeds. (a) All payments and proceeds received under Article III of this Mortgage during the continuance of an Event of Default shall be applied in accordance with the terms of the Loan Agreement.
If the amount of the proceeds received from the sale or other disposition of the Mortgaged Premises shall be insufficient to satisfy in full the Obligations, then Trustor and the Guarantors, to the extent provided in the Guaranty, if any, shall remain and be liable for any such deficiency.
4.3    Waiver of Defaults. Beneficiary may, subject to the terms of the Loan Agreement, by express written notice to Trustor, waive any Event of Default hereunder and its consequences and rescind any acceleration or maturity of principal. In every case of any such waiver or rescission, in accordance with the preceding sentence, Beneficiary shall be bound thereby.
4.4    Payment of Attorneys’ Fees and Expenses. Upon the occurrence of an Event of Default, as a result of which Beneficiary and/or the Lenders shall employ attorneys or incur other expenses for the collection of the payments due or to become due or the enforcement or performance or observance of any obligation or agreement on the part of Trustor contained herein, Trustor shall, on written demand, pay to Beneficiary, the reasonable fees actually incurred of such attorneys and such other reasonable expenses so incurred by Beneficiary and the Lenders (expressly including any and all post-judgment collection costs and expenses). Upon request by Trustor, Beneficiary shall provide evidence of such costs and expenses.

4.5    No Additional Waiver Implied by One Waiver. In the event any agreement contained in this Mortgage should be breached by Trustor and thereafter waived by Beneficiary, such waiver shall be limited to the actual breach so waived and shall not be deemed to waive any other breach hereunder.
4.6    WAIVER OF JURY TRIAL. TRUSTOR AND BENEFICIARY HEREBY WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE, POSSESS AND ENJOY UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN TRUSTOR AND BENEFICIARY OR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS MORTGAGE. IT IS INTENDED THAT SAID WAIVER OF JURY TRIAL SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING. TRUSTOR AND BENEFICIARY HEREBY RECOGNIZE THAT ANY DISPUTE ARISING IN CONNECTION WITH THE LOAN, IS LIKELY TO BE COMPLEX AND CONSEQUENTLY THEY WISH TO STREAMLINE AND MINIMIZE THE COST OF THE DISPUTE RESOLUTION PROCESS BY AGREEING TO WAIVE THEIR RIGHTS TO A JURY TRIAL.
4.7    Notices. All notices, payments, requests, reports, information or demands which any party hereto may desire or may be required to give to any other party hereunder, shall be in writing and delivered in accordance with the terms of the Loan Agreement.
4.8    Successors and Assigns. All of the terms, covenants, provisions, and conditions herein contained shall be for the benefit of, apply to, and bind the successors and assigns of Trustor, Beneficiary and the Lenders, and are intended and shall be held to be real covenants running with the land, and the term “Trustor” shall also include any and all subsequent owners and successors in title to the Mortgaged Premises, and the term “Beneficiary” shall include all of Beneficiary’s successors and assigns.
4.9    Gender. When such interpretation is appropriate, any word denoting gender used herein shall include all persons, natural or artificial, and words used in the singular shall include the plural.
4.10    Reference to the Loan Agreement. This Mortgage is the “Mortgage” referred to in the Loan Agreement and is subject to all the terms and provisions of the Loan Agreement. Should any provision of the Loan Agreement be inconsistent or contrary to the provisions of this Mortgage, the provisions of the Loan Agreement shall control.
4.11    Changes in the Mortgage. Trustor, Beneficiary and the Lenders may agree to change the interest rates and/or the Maturity Dates of the Note or other term or terms of this Mortgage or of the obligations secured by this Mortgage, and no such changes shall affect the validity or priority of this Mortgage.
4.12    Credit Support Document. This Mortgage is intended to act (a) as a “Credit Support Document” (as such term is defined in any Administrative Agent Hedging Contract), with respect to Trustor’s obligations under any Administrative Agent Hedging Contract, and is hereby made a part of the “Schedule” (as such term is defined in any Administrative Agent Hedging Contract) of any Administrative Agent Hedging Contract entered into by Trustor in connection with the Loan, which Master Agreement shall include the Schedules thereto and all “Confirmations” (as such term is defined in the Administrative Agent Hedging Contract) exchanged between the parties confirming transactions thereunder, and (b) as a “transfer” under a swap agreement made by or to a swap participant, in connection with a swap agreement, within the meaning of Section 546(g) of the Bankruptcy Code.
4.13    Exculpation. Notwithstanding anything to the contrary contained in this Mortgage, no personal liability shall be asserted, sought or obtained by Administrative Agent and/or any Lender under this Mortgage against (i) any Affiliate of Borrower, (ii) any Person owning, directly or indirectly, any legal or beneficial interest in Borrower or any Affiliate of Borrower, or (iii) any direct or indirect partner, member, principal, officer, beneficiary, trustee, advisor, shareholder, investor, beneficial interest holder, director, employee or agent of Borrower or any of the Persons described in clauses (i) and (ii) above (collectively, the “Exculpated Parties”), and none of the Exculpated Parties shall have any personal liability in respect of obligations Borrower under this Mortgage. Nothing in this paragraph shall be deemed (x) a waiver of the obligations of Borrower under this Mortgage or any of the other Loan Documents to which it is a party, or to release Borrower from any personal liability pursuant to, or from any of its respective obligations under, this Mortgage or any of the other Loan Documents to which it is a party or (y) a waiver of the obligations of Guarantor under the Guaranty or any of the Loan Documents to which it is a party, or to release Guarantor from any personal liability pursuant to, or from any of its respective obligations under, the Guaranty or any of the other Loan Documents to which it is a party.
4.14    State-Specific Provisions. In the event of any conflict between the provisions of this Section 4.14 and any other provision herein, then the provisions of this Section 4.14 shall control.
(a)    Other Remedies. Beneficiary shall have such other rights and remedies as are available under any statute or at law or in equity generally, including without limitation California Code of Civil Procedure Sections 736, 726.5 and 564(c) and California Civil Code Section 2929.5, and the delineation of certain remedies in this Mortgage shall not be deemed in limitation of any such other rights and remedies.
(b)     Waiver of Lien. In accordance with California Code of Civil Procedure Section 726.5, Beneficiary may waive its lien against the Premises, to the extent any part of it is found to be environmentally impaired, and may exercise all rights and remedies of an unsecured creditor against Trustor and all of Trustor’s assets and property for the recovery of any deficiency, including, without limitation, seeking an attachment order under California Code of Civil Procedure Section 483.010. No such waiver shall be final or binding on Beneficiary until a final money judgment is obtained against Trustor. As between Beneficiary and Trustor, for purposes of Section 726.5, Trustor shall have the burden of proving that the release or threatened release was not knowingly or negligently caused or contributed to, or knowingly or willfully permitted or acquiesced to by Trustor or any related party (or any affiliate or agent of Trustor or any related party) and that

Trustor made written disclosure of any contamination to Beneficiary or that Beneficiary otherwise obtained actual knowledge of such contamination prior to the making of the Loan. Notwithstanding anything to the contrary contained in this Mortgage or the other Loan Documents, Trustor shall be fully and personally liable for all judgments and awards entered against Trustor pursuant to Section 726.5 and shall not be limited to the original principal amount of the obligations secured by this Mortgage. For purposes of Section 726.5, the acts, knowledge and notice of each “726.5 Party” shall be attributed to and be deemed to have been performed by the party or parties then obligated on and liable for payment of the Note. As used herein, “726.5 Party” shall mean Trustor, any successor owner to Trustor of all or any portion of the Premises, any related party of Trustor or any such successor and any affiliate or agent of Trustor, any such successor or any such related party.
(c)    Action on Environmental Provisions. Without limiting any of the remedies provided in the Loan Documents, Trustor agrees that any representations, warranties or obligations of Trustor concerning the presence or use of Hazardous Materials on the Premises or Trustor’s compliance with or liability under any Hazardous Materials Law are “environmental provisions” (as defined in California Code of Civil Procedure Section 736(f)(2)) made by Trustor relating to the Premises, and that Trustor’s failure to comply with, or breach of warranty under, any such environmental provision is a breach of contract such that Beneficiary shall have the remedies provided under California Code of Civil Procedure Section 736 for the recovery of damages and for the enforcement of such environmental provisions. Trustor’s obligation to pay costs, damages or liabilities incurred by Beneficiary but not permitted to be recovered pursuant to Section 736 shall not be secured by this Mortgage, irrespective of whether such amounts are included at any time for purposes of calculating the amount outstanding under the Note. Nothing provided in this Mortgage shall prevent Beneficiary from enforcing the Environmental Indemnity Agreement to recover costs, damages or liabilities not permitted to be recovered under Section 736. Notwithstanding any other provision of the Loan Documents, Beneficiary shall not be obligated to apply any amounts received at any time, whether from Trustor, any surety of Trustor’s obligations, any purchaser of the Premises at a foreclosure sale or any other source, to repay costs, damages or liabilities incurred by Beneficiary which arise out of the breach of any environmental provision and Beneficiary shall be free to apply any such amounts received so as to maximize the amount available to be recovered under any action being maintained or to be maintained pursuant to Section 736. Trustor waives any rights it may have, including the rights granted under California Civil Code Section 1479, to direct the application of payments made under the loan evidenced by the Note. Trustor and Beneficiary agree that: (a) this Section is intended as Beneficiary’s written request for information (and Trustor’s response) concerning the environmental condition of the real property security as required by California Code of Civil Procedure §726.5; and (b) each provision in this Section (together with any indemnity applicable to a breach of any such provision) with respect to the environmental condition of the real property security is intended by Beneficiary and Trustor to be an “environmental provision” for purposes of California Code of Civil Procedure §736, and as such it is expressly understood that Trustor’s duty to indemnify Beneficiary hereunder shall survive: (a) any judicial or non-judicial foreclosure under the Mortgage, or transfer of the Premises in lieu thereof, (b) the release and reconveyance or cancellation of the Mortgage; and (c) the satisfaction of all of Trustor’s obligation under the Loan Documents.

(d)    Fixture Filing. This Mortgage constitutes a fixture filing as defined in the California Uniform Commercial Code, as amended or recodified from time to time. This Mortgage is to be recorded in the real estate records of the County in which the Premises is located and covers goods, which are, or are to become, fixtures.
(e)    Request for Notices. Pursuant to California Civil Code Section 2924b, Trustor hereby requests that a copy of any notice of default and a copy of any notice of sale given pursuant to this Mortgage be mailed to Trustor at the address set forth in the preamble of this Mortgage above.
(f)    Border Zone Property. Trustor represents and warrants that the Premises has not been designated as Border Zone Property under the provisions of California Health and Safety Code, Sections 25220 et seq. and there has been no occurrence or condition on any real property adjoining or in the vicinity of the Premises that could cause the Premises or any part thereof to be designated as Border Zone Property.
(g)    California Insurance Provisions. Beneficiary has disclosed and hereby discloses to Trustor in writing that under Section 2955.5 of the California Civil Code:
“No lender shall require a borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the improvements on that real property in an amount exceeding the replacement value of the improvements on the property.”

4.15    Trustee, Successor Trustee, Substitution of Trustee.
(a)    Trust Irrevocable; Acceptance by Trustee. The trust created by this Mortgage is irrevocable by Trustor. Trustee accepts this trust when this Mortgage, duly executed and acknowledged, is recorded in the county in which the Premises is located as provided by law. Trustee is not obligated to notify any party of a pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or the Trustee shall be a party unless brought by the Trustee.

(b)    No Liability on Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever, except if the result of Trustee’s gross negligence or willful misconduct. Trustee shall not be personally liable in case of entry by Trustee or anyone acting by virtue of the powers herein granted Trustee upon the Mortgaged Premises for debts contracted or liability or damages or damages incurred in the management or operation of the Mortgaged Premises. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder or believed by Trustee to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered. Trustor will, from time to time, reimburse Trustee for and save and hold Trustee harmless from and against any and all loss, cost, liability, damage and reasonable expense whatsoever incurred by Trustee in the performance of Trustee’s duties. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by Trustee hereunder. Trustee may resign by giving of notice of such resignation in writing to Beneficiary.

(c)    Substitution of Trustee. Beneficiary, at its option, shall have the right from time to time to appoint a successor trustee to any trustee appointed under this Mortgage by Beneficiary’s execution and acknowledgment of a written instrument which is recorded in the office of the recorder of each county in which the Premises is located. The recordation of such an instrument in accordance with this Section shall constitute conclusive proof of the proper substitution of a successor trustee under this Mortgage. Upon recordation of such an instrument, the successor trustee shall succeed to all the title, power and duties granted to the Trustee under this Mortgage and by applicable law without conveyance of the Premises. Notwithstanding anything to the contrary herein, any trustee that has been replaced shall cease to act shall duly assign, transfer, and deliver any of the property and monies held by such replaced trustee to the successor trustee so appointed in its or his place. Such instrument shall contain the name of the original lender, trustee and trustor named in this Mortgage, the book and page or other recording information for this Mortgage, and the name and address of the successor trustee. If a notice of default has been recorded prior to the recordation of a substitution of trustee, the power of substitution shall not be exercised by Beneficiary until the costs, fees and expenses of the acting trustee have been paid in full and the acting trustee has endorsed acknowledgment of receipt of such amounts on the instrument substituting the successor trustee. Without limiting the terms of this Section, Beneficiary shall have the right from time to time to substitute a successor to any trustee appointed under this Mortgage in accordance with any statutory or other procedure allowed by law for such substitution.

4.16    Security Title. Whenever in this Mortgage or the Loan Documents the term “Lien” or “lien” is used in the context of real estate, such term shall be deemed to include “security title”, and whenever the words “creating a lien” or words of similar import are used in this Mortgage or the Loan Documents, such words shall be deemed to include “conveying security title to” such of real estate as the context and/or California law may require or desire for the enforceability thereof. The use of the word mortgage or other similar nomenclature shall not affect the previous sentence.
TRUSTOR HEREBY DECLARES THAT TRUSTOR HAS READ THIS MORTGAGE, HAS RECEIVED A COMPLETELY FILLED IN COPY OF IT WITHOUT CHARGE THEREFOR, AND HAS SIGNED THIS MORTGAGE AS OF THE DATE AT THE TOP OF THE FIRST PAGE.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Trustor has caused this Mortgage to be duly executed, witnessed, and delivered by its authorized officer, all as of the day and year first above written.

TRUSTOR:

KBS SOR CITY TOWER, LLC,
a Delaware limited liability company

By:    KBS SOR ACQUISITION XXXII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole member

By:    KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

By:    KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

By:     /s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

[Deed of Trust – Signature Page]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of Orange

On March 2, 2018 before me,     Teresa Fakalata, Notary Public    (here insert name and title of officer), personally appeared     , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature     /s/ Teresa Fakalata            (Seal)

[Deed of Trust – Acknowledgment]

SCHEDULE “A”
ALL OF THAT LAND, TOGETHER WITH ALL IMPROVEMENTS THEREON AND ALL APPURTENANCES THERETO, LOCATED IN THE CITY OF ORANGE, COUNTY OF ORANGE, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL A:

PARCEL 1 AS SHOWN ON EXHIBIT "B" OF THE LOT LINE ADJUSTMENT NO.LL 97-4, AS EVIDENCED BY THE DOCUMENT RECORDED OCTOBER 15, 1997 AS INSTRUMENT NO. 1997-515999 OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING ALL OF PARCEL 1 AND A PORTION OF PARCEL 2 OF PARCEL MAP NO.86-411 IN THE CITY OF ORANGE AS SHOWN BY MAP ON FILE IN BOOK 240 OF PARCEL MAPS, PAGES 39 AND 40 THEREOF, RECORDS OF ORANGE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHERLY TERMINUS OF THE MOST WESTERLY OF SAID PARCEL 1, PARCEL MAP NO. 86-411; THE FOLLOWING FOURTEEN (14) COURSES CONTINUE ALONG THE WESTERLY, NORTHERLY, EASTERLY AND SOUTHERLY LINE OF SAID PARCEL 1:

THENCE NORTH 00° 00' 00" EAST, A DISTANCE OF 352.95 FEET;

THENCE NORTHERLY ON A TANGENT CURVE CONCAVE EASTERLY, HAVING A RADIUS OF 215.25 FEET, THROUGH AN ANGLE OF 11° 02' 38", AN ARC LENGTH OF 41.49 FEET;

THENCE NORTHERLY AND EASTERLY ON A CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 107.25 FEET, THROUGH AN ANGLE OF 67° 54' 44", AN ARC LENGTH OF 127.12' (THE INITIAL RADIAL LINE BEARS NORTH 78° 57' 22" WEST);

THENCE EASTERLY ON A CURVE CONCAVE SOUTHERLY, HAVING A RADIUS OF 215.25 FEET, THROUGH AN ANGLE OF 11° 02' 38" AN ARC LENGTH OF 41.49 FEET (THE INITIAL RADIAL LINE BEARS NORTH 11° 02' 38" WEST);

THENCE SOUTH 90° 00' 00" EAST, A DISTANCE OF 99.30 FEET;

THENCE EASTERLY ON A TANGENT CURVE CONCAVE SOUTHERLY, HAVING A RADIUS OF 45.50 FEET, THROUGH AN ANGLE OF 18° 26' 47", AN ARC LENGTH OF 14.65 FEET;

THENCE SOUTH 71° 33' 13" EAST, A DISTANCE OF 16.58 FEET;

THENCE EASTERLY ON A TANGENT CURVE CONCAVE NORTHERLY, HAVING A RADIUS OF 47.00 FEET, THROUGH AN ANGLE OF 18° 26' 47" AN ARC LENGTH OF 15.13 FEET;

THENCE SOUTH 90° 00' 00" EAST, A DISTANCE OF 55.00 FEET;

THENCE SOUTHEASTERLY ON A TANGENT CURVE CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 31.25 FEET, THROUGH AN ANGLE OF 69° 47' 37", AN ARC LENGTH OF 38.07 FEET;

THENCE SOUTHEASTERLY ON A CURVE CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 453.17 FEET, THROUGH AN ANGLE OF 12° 46' 37", AN ARC LENGTH OF 101.06 FEET (THE INITIAL RADIAL LINE BEARS SOUTH 69° 47' 37" WEST);

THENCE SOUTH 32° 59' 00" EAST, A DISTANCE OF 242.94 FEET TO THE SOUTHEASTERLY CORNER OF SAID PARCEL 1;

THENCE NORTH 90° 00' 00" WEST, A DISTANCE OF 121.09 FEET;

THENCE SOUTH 00° 00' 00" WEST, A DISTANCE OF 39.35 FEET;

THENCE LEAVING SAID EASTERLY LINE OF SAID PARCEL 1 SOUTH 90° 00' 00" EAST, A DISTANCE OF 10.00 FEET;

THENCE SOUTH 00° 00' 00" WEST, A DISTANCE OF 26.41 FEET;

THENCE SOUTHEASTERLY ON A NON-TANGENT CURVE CONCAVE EASTERLY, HAVING A RADIUS OF 64.00 FEET, THROUGH AN ANGLE OF 13° 29' 09", AN ARC LENGTH OF 15.06 FEET (THE INITIAL RADIAL LINE BEARS SOUTH 75° 06' 55" WEST);

THENCE SOUTH 28° 22' 14" EAST, A DISTANCE OF 9.96 FEET;

THENCE SOUTHERLY ON A TANGENT CURVE CONCAVE WESTERLY, HAVING A RADIUS OF 196.00 FEET, THROUGH AN ANGLE OF 28° 22' 14", AN ARC LENGTH OF 97.01 FEET;

THENCE SOUTH 00° 00' 42" EAST, A DISTANCE OF 40.96 FEET TO THE SOUTHERLY LINE OF SAID PARCEL 2, PARCEL MAP NO. 86-411;

THENCE NORTHWESTERLY ALONG SAID SOUTHERLY LINE OF PARCEL 2 AND THE SOUTHERLY LINE OF SAID PARCEL 1, ON A NON-TANGENT CURVE CONCAVE
SOUTHERLY, HAVING A RADIUS OF 281.75 FEET, THROUGH AN ANGLE OF 27° 56' 08", AN ARC LENGTH OF 137.37 FEET (THE INITIAL RADIAL LINE BEARS NORTH 27° 56' 08" EAST);

THE FOLLOWING TWO (2) COURSES CONTINUE ALONG SAID SOUTHERLY OF PARCEL 1, PARCEL MAP NO. 86-411:

THENCE NORTH 90° 00' 00" WEST, A DISTANCE OF 295.46 FEET;

THENCE NORTHWESTERLY ON A TANGENT CURVE, CONCAVE NORTHEASTERLY HAVING A RADIUS OF 31.25 FEET, THROUGH AN ANGLE OF 90° 00' 00", AN ARC LENGTH OF 49.09 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED PARCEL OF LAND CONTAINS 5.07 ACRES, MORE OR LESS.

PARCEL B:

INTENTIONALLY DELETED

PARCEL C:

A NONEXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS, EGRESS, ACCESS, CIRCULATION AND SURFACE DRAINAGE OVER THE REAL PROPERTY DESCRIBED IN THAT CERTAIN ROADWAY EASEMENT AGREEMENT RECORDED APRIL 10, 1997 AS INSTRUMENT NO. 19970165666 OF OFFICIAL RECORDS OF ORANGE COUNTY, STATE OF CALIFORNIA.

APN: 231-061-50